SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                           WESTAMERICA BANCORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
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[ ]   Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(4)  Date filed:

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

                      [LOGO OF WESTAMERICA BANCORPORATION]


                               1108 Fifth Avenue
                         San Rafael, California 94901
                                 March 19, 1998

To Our Shareholders:

     The Annual Meeting of Shareholders of Westamerica Bancorporation will be held at 2:00 p.m. on Tuesday, April 21, 1998, at the Showcase Theatre, Marin Center, San Rafael, California, as stated in the formal notice accompanying this letter. We hope you will plan to attend.

     At the Annual Meeting, the shareholders will be asked to elect directors and to approve the selection of independent auditors.

     Please sign and return the enclosed proxy as promptly as possible so that your shares may be represented at the Annual Meeting. If you attend, you may vote in person even though you previously returned your proxy.

     We look forward to seeing you at the Annual Meeting on Tuesday, April 21, 1998.


                                        Sincerely,


                                        /s/ David L. Payne


                                        DAVID L. PAYNE
                                        Chairman of the Board,
                                        President and Chief Executive Officer

                          WESTAMERICA BANCORPORATION
                               1108 Fifth Avenue
                         San Rafael, California 94901


                                ----------------


           Notice of Annual Meeting of Shareholders--April 21, 1998


To the Shareholders of WESTAMERICA BANCORPORATION:

     The Annual Meeting of Shareholders will be held at the Showcase Theatre, Marin Center, San Rafael, California, on Tuesday, April 21, 1998, at 2:00 p.m. for the purpose of:

       1. Electing 13 directors;

       2. Approving the selection of independent auditors for 1998; and

       3. Transacting such other business as may properly come before the Annual Meeting.

     Shareholders of record at the close of business on February 27, 1998, are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. You are cordially invited to attend the Annual Meeting. If you do not expect to be present, please complete, sign and date the accompanying proxy and mail it at once in the enclosed envelope. No postage is necessary if mailed within the United States.

     Westamerica Bancorporation's Annual Report for the fiscal year ended December 31, 1997 is enclosed. The Annual Report contains financial and other information about the activities of Westamerica Bancorporation, but it is not to be deemed a part of the proxy soliciting materials.


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Kris Irvine


                                        Kris Irvine
                                        Assistant Corporate Secretary


Dated: March 19, 1998

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS



                                                                           Page
                                                                          -----
GENERAL .................................................................   1
ELECTION OF DIRECTORS ...................................................   2
CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS AND CERTAIN
 COMMITTEES OF THE BOARD ................................................   3
EXECUTIVE OFFICERS ......................................................   5
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ..........   5
EXECUTIVE COMPENSATION ..................................................   8
OTHER ARRANGEMENTS ......................................................  10
BOARD COMPENSATION COMMITTEE REPORT .....................................  12
STOCK PERFORMANCE CHART .................................................  14
APPROVAL OF AUDITORS ....................................................  14
OTHER MATTERS ...........................................................  15

                           WESTAMERICA BANCORPORATION
                                1108 Fifth Avenue
                          San Rafael, California 94901

                                ----------------

                                 PROXY STATEMENT
                                 March 19, 1998

                                ----------------

                                    GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Westamerica Bancorporation (the "Corporation") Board of Directors (the "Board") for use at the Annual Meeting of Shareholders to be held at 2:00 p.m., Tuesday, April 21, 1998, at the Showcase Theatre, Marin Center, San Rafael, California, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Meeting"). This proxy statement and proxy are being mailed to shareholders on or about March 19, 1998.

     Voting Rights and Vote Required. Shareholders of record of the Corporation's common stock at the close of business on February 27, 1998, the record date, are entitled to vote at the Meeting. On that date, approximately 42,687,270 shares of the Corporation's common stock were outstanding. The determination of shareholders entitled to vote at the Meeting and the number of votes to which they are entitled was made on the basis of the Corporation's records as of the record date.

     Each share is entitled to one vote, except that with respect to the election of directors, a shareholder may cumulate votes as to candidates nominated prior to voting if any shareholder gives notice of intent to cumulate votes at the Meeting prior to the voting. If any shareholder gives such notice, all shareholders may cumulate their votes for nominees. Under cumulative voting, each share carries as many votes as the number of directors to be elected, and the shareholder may cast all of such votes for a single nominee or distribute them in any manner among as many nominees as desired.

     In the election of directors, the 13 nominees receiving the highest number of votes will be elected. Approval of the selection of the independent auditors will require the affirmative vote of a majority of the shares represented and voting at the Meeting. Abstentions will not count as votes in favor of the election of directors or any of the other proposals.

     Quorum. A majority of the shares entitled to vote, represented either in person or by a properly executed proxy, will constitute a quorum at the Meeting. Shares which abstain from voting and "broker non-votes" (shares as to which brokerage firms have not received voting instructions from their clients and therefore do not have the authority to vote the shares at the Meeting) will be counted for purposes of determining a quorum only.

     Voting of Proxies. The shares represented by all properly executed proxies received in time for the Meeting will be voted in accordance with the shareholders' choices specified therein; provided, however, that where no choices have been specified, the shares will be voted to approve the selection of KPMG Peat Marwick LLP as independent auditors. When exercising the powers granted to proxy holders under the caption "ELECTION OF DIRECTORS," the shares will be voted for the election of directors in the manner described therein.

     The Board knows of no matters to be brought before the Meeting other than the election of directors and the selection of independent auditors for 1998. If, however, any other matters of which the Board is not now aware are properly presented for action, it is the intention of the proxy holders named in the enclosed form of proxy to vote such proxy on such matters in accordance with their best business judgment.

     Revocability of Proxy. The delivery of the enclosed proxy does not preclude the shareholder delivering the proxy from voting in person or changing the proxy should the shareholder so desire. The proxy may be revoked by a written directive to the Corporation, by another proxy subsequently executed and presented at the Meeting at any time prior to the actual voting or by attendance and voting at the Meeting.

     Shareholder Proposals. To be considered for inclusion in the Corporation's proxy statement for next year's annual meeting, shareholder proposals must be received at the Corporation's executive offices at 1108 Fifth Avenue, San Rafael, California 94901, no later than November 19, 1998.


                             ELECTION OF DIRECTORS

     Charles I. Daniels, Jr. has announced his intention to retire from the Board effective March 26, 1998. As a result, the number of directors of the Board to be elected at the meeting to hold office for the ensuing year and until their successors are elected and qualified is 13. It is the intention of the proxy holders named in the enclosed proxy to vote such proxies (except those containing contrary instructions) for the 13 nominees named below.

     The Board does not anticipate that any of the nominees will be unable to serve as a director, but if that should occur before the Meeting, the proxy holders reserve the right to substitute as nominee and vote for another person of their choice in the place and stead of any nominee unable so to serve. The proxy holders reserve the right to cumulate votes for the election of directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion.

     Nominees. The nominees for election to the office of director of the Board are named and certain information with respect to them is given below. The information has been furnished to the Corporation by the respective nominees.
All of the nominees have engaged in their indicated principal occupation for more than five years, unless otherwise indicated.

                                                                                                      Director
Name of Nominee                                          Principal Occupation                          Since
---------------------------------- ---------------------------------------------------------------   ---------
Etta Allen ....................... Mrs. Allen, born in 1929, is president and owner of Allen           1988
                                   Heating and Sheet Metal of Greenbrae.
Louis E. Bartolini ............... Mr. Bartolini, born in 1932, retired in 1988 as a vice presi-       1991
                                   dent and financial consultant with Merrill Lynch, Pierce,
                                   Fenner & Smith, Inc.
Don Emerson ...................... Mr. Emerson, born in 1928, was president of Calso                   1979
                                   Company. He presently devotes his time to personal
                                   investments.
Louis H. Herwaldt ................ Mr. Herwaldt, born in 1932, is President of Herwaldt Au-            1997
                                   tomotive Group, Inc. Prior to 1996, Mr. Herwaldt had been
                                   President of Herwaldt Oldsmobile-GMC Truck since 1969,
                                   President of Saturn of Fresno since 1991, and President of
                                   Herwaldt Motors since 1993. Mr. Herwaldt served as a di-
                                   rector of ValliCorp Holdings, Inc. ("ValliCorp"), which
                                   merged with and into the Corporation in 1997.
Arthur C. Latno, Jr. ............. Mr. Latno, born in 1929, was an Executive Vice President            1985
                                   for Pacific Telesis Group (formerly Pacific Telephone Co.).
                                   Mr. Latno retired from that company in November of 1992.
Patrick D. Lynch ................. Mr. Lynch, born in 1933, is a consultant and director for           1986
                                   several high technology firms.
Catherine Cope MacMillan ......... Ms. MacMillan, born in 1947, is president and owner of The          1985
                                   Firehouse Restaurant in Sacramento.

                                                                                                 Director
Name of Nominee                                     Principal Occupation                          Since
------------------------------ --------------------------------------------------------------   ---------
Patrick J. Mon Pere .......... Mr. Mon Pere, born in 1931, is the owner and                       1997
                               President/CEO of Patrick James, Inc., a men's retail cloth-
                               ing firm. Mr. Mon Pere served as a director of ValliCorp,
                               which merged with and into the Corporation in 1997.
Ronald A. Nelson ............. Mr. Nelson, born in 1942, was vice president of Charles M.         1988
                               Schulz Creative Associates, a general partner in various
                               Schulz partnerships and trustee for various Schulz trusts
                               and the Schulz foundation. He now devotes his time to
                               personal investments.
Carl R. Otto ................. Mr. Otto, born in 1946, is the President and Chief                 1992
                               Executive Officer of John F. Otto, Inc., a general contract-
                               ing firm in Sacramento.
David L. Payne ............... Mr. Payne, born in 1955, is the Chairman of the Board,             1984
                               President and Chief Executive Officer of the Corporation.
                               Mr. Payne is President and Chief Executive Officer of
                               Gibson Printing and Publishing Company and Gibson Ra-
                               dio and Publishing Company, which are newspaper, com-
                               mercial printing and real estate investment companies
                               headquartered in Vallejo.
Michael J. Ryan, Jr. ......... Mr. Ryan, born in 1930, has been involved in Ryan Farms,           1997
                               a diversified farming venture, as well as investments and
                               real estate since 1957. Mr. Ryan served as a director of
                               ValliCorp, which merged with and into the Corporation
                               in 1997.
Edward B. Sylvester .......... Mr. Sylvester, born in 1936, is the owner of Sylvester Engi-       1979
                               neering, Inc., a civil engineering and planning firm.

                CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS
                       AND CERTAIN COMMITTEES OF THE BOARD

     The Board held a total of 13 meetings during 1997. Every director attended at least 75%, with the exception of Michael J. Ryan, Jr., who attended 71%, of the aggregate of: (i) the 13 Board meetings or that number of Board meetings held during the period in which they served; and (ii) all of the meetings of any Committee of the Board on which such director served.

     Committees of the Board. The Board has an Executive Committee, the members of which are D. L. Payne, Chairman, D. Emerson, A. C. Latno, Jr., P. D. Lynch and E. B. Sylvester. The Board delegates to the Executive Committee, subject to the limitations of the California General Corporation Law, any powers and authority of the Board in the management of the business and affairs of the Corporation. The Executive Committee held 12 meetings in 1997.

     The Board has an Audit Committee, the members of which are R. A. Nelson, Chairman, E. Allen, L. E. Bartolini, C. I. Daniels, Jr. and C. R. Otto. The Audit Committee reviews with the Corporation's independent auditors and management the Corporation's accounting principles, policies and practices and its reporting policies and practices. The Audit Committee reviews with the independent auditors the plan and results of the auditing engagement and reviews the scope and results of the procedures of the Corporation's internal Audit Department. The Audit Committee conducts investigations of the adequacy of the Corporation's internal accounting procedures and reviews the results of such investigations with the Corporation's internal audit staff and with the Board. The Audit Committee reviews the reports of examinations conducted by bank regulatory authorities. The Audit Committee held six meetings in 1997.

     The Board has an Employee Benefits and Compensation Committee, the members of which are P. D. Lynch, Chairman, E. Allen, D. Emerson, A. C. Latno, Jr., C.
C. MacMillan and R. A. Nelson. The Employee Benefits and Compensation Committee administers and carries out the terms of the Corporation's employee stock option plans as well as the tax deferred savings and retirement and profit-sharing plans. The Employee Benefits and Compensation Committee administers the Corporation's compensation programs and reviews and recommends to the Board the compensation level for the executive officers of the Corporation and its subsidiaries. The Employee Benefits and Compensation Committee also reviews the performance of and recommends promotions for the executive officers of the Corporation. The Employee Benefits and Compensation Committee held five meetings in 1997.

     The Board has a Nominating Committee for the election of directors, the members of which are A. C. Latno, Jr., Chairman, L. E. Bartolini, C. I. Daniels, Jr., D. Emerson, C. C. MacMillan, D. L. Payne and E. B. Sylvester. The Nominating Committee is responsible for reviewing the fees paid to directors for attendance at Board and Committee meetings and making recommendations with respect thereto. The Nominating Committee will consider shareholder nominations for election to the Board submitted in accordance with section 2.14 of the
Bylaws of the Corporation ("Section 2.14"). Section 2.14 requires that nominations be submitted in writing to the Secretary (or Assistant Secretary) of the Corporation within not less than 14 days nor more than 50 days prior to the annual meeting at which directors will be elected and that nominations contain certain specified information regarding the nominee and the nominating shareholder. The Nominating Committee held one meeting in 1997.

     The Board of Westamerica Bank ("WAB") has a Loan and Investment Committee, the members of which are E. B. Sylvester, Chairman, A. C. Latno, Jr., P. D. Lynch and C. C. MacMillan. The Loan and Investment Committee is responsible for reviewing major loans and investment policies and for monitoring the activities related to the Community Reinvestment Act. The Loan and Investment Committee held 12 meetings in 1997.

     Directors' Fees. During 1997, directors of the Corporation received an annual retainer of $14,000. Each director received $1,000 for each meeting of the Board that he or she attended.

     During 1997, nonemployee directors received $500 for each Committee meeting of the Board attended. The Chairman of each Committee received an additional $250, for a total of $750, for each Committee meeting attended. The Chairman of the Board, D. L. Payne, is compensated as an employee and did not receive an annual retainer or director's fees.

     Indebtedness of Directors and Management. Certain of the directors, executive officers and their associates have had banking transactions with subsidiaries of the Corporation in the ordinary course of business. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, did not involve more than a normal risk of collectibility and did not present other unfavorable features.

                              EXECUTIVE OFFICERS

     The executive officers of the Corporation and WAB serve at the pleasure of the Board and are subject to annual appointment by the Board at its first meeting following the Annual Meeting of Shareholders. It is anticipated that each of the executive officers listed below will be reappointed to serve in such capacities at the first meeting of the Board following the Meeting. The executive officers include David L. Payne, President and Chief Executive
Officer, about whom information is provided above, and the following persons:

                                                                                               Held
Name of Executive                                       Position                               Since
---------------------------- --------------------------------------------------------------   ------
E. Joseph Bowler ........... Mr. Bowler, born in 1936, is Senior Vice President and Trea-      1980
                             surer for the Corporation.
Robert W. Entwisle ......... Mr. Entwisle, born in 1947, is Senior Vice President in           1986
                             charge of the Banking Division of WAB.
Jennifer J. Finger ......... Ms. Finger, born in 1954, is Senior Vice President and Chief      1997
                             Financial Officer for the Corporation. From 1993 to 1997,
                             Ms. Finger was Senior Vice President of Corporate Devel-
                             opment with Star Banc Corporation in Cincinnati, Ohio.
Evan N. Fricker ............ Mr. Fricker, born in 1938, is Vice President and General          1983
                             Auditor for the Corporation.
Charles L. Fritz ........... Mr. Fritz, born in 1936, is Executive Vice President and          1988
                             Chief Credit Officer of the Corporation.
Dennis R. Hansen ........... Mr. Hansen, born in 1950, is Senior Vice President and            1978
                             Controller for the Corporation.
Thomas S. Lenz ............. Mr. Lenz, born in 1937, is Senior Vice President and Chief        1989
                             Credit Administrator of WAB.
Hans T. Y. Tjian ........... Mr. Tjian, born in 1939, is Senior Vice President and Man-        1989
                             ager of the Operations and Systems Administration Divi-
                             sion of WAB.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     Security Ownership of Certain Beneficial Owners. To the best knowledge of the Corporation, as of the date of this proxy statement, no person or entity was the beneficial owner of more than 5% of the Corporation's outstanding shares. For the purpose of this disclosure and the disclosure of ownership of shares by management below, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of February 27, 1998.


     Security Ownership of Directors and Management. The following table shows the number of common shares and the percentage of the common shares beneficially owned (as defined above) by each of the current directors, by each of the nominees for election to the office of director, by the Chief Executive Officer and the four other most highly compensated executive officers and by all directors and executive officers of the Corporation as a group as of February
27, 1998.

                                                  Amount and Nature of Beneficial Ownership(1)
                                   --------------------------------------------------------------------------
                                           Sole             Shared             Right to
                                        Voting and        Voting and        Acquire Within                       Percent of
                                        Investment        Investment          60 Days of                         Shares of
               Name                       Power              Power       February 27, 1998(2)      Total(3)       Class(4)
---------------------------------- -------------------   ------------   ----------------------   ------------   -----------
Etta Allen .......................        10,671 (5)                                                 10,671        *
Louis E. Bartolini ...............         1,800                                                      1,800        *
Charles I. Daniels, Jr. ..........         2,133                                                      2,133        *
Don Emerson ......................        67,650                                                     67,650        *
Louis H. Herwaldt ................        30,000                                                     30,000        *
Arthur C. Latno, Jr. .............         3,156 (6)                                                  3,156        *
Patrick D. Lynch .................         1,200                                                      1,200        *
Catherine Cope MacMillan .........         1,800                                                      1,800        *
Patrick J. Mon Pere ..............       218,529                                  9,909             228,438        *
Ronald A. Nelson .................        33,000                                                     33,000        *
Carl R. Otto .....................         6,000                                                      6,000        *
David L. Payne ...................       607,095 (7)         11,075             298,494             916,664     2.13%
Michael J. Ryan, Jr. .............        71,985 (8)                              9,387              81,372        *
Edward B. Sylvester ..............        81,690                                                     81,690        *
Robert W. Entwisle ...............         7,335 (9)          8,910             111,696             127,941        *
Hans T. Y. Tjian .................        74,853 (10)        16,221             112,749             203,823        *
Charles L. Fritz .................        35,850 (11)        12,800              89,349             137,999        *
E. Joseph Bowler .................        86,420             23,205              58,398             168,023        *
All 22 Directors and Officers
 as a Group ......................     1,353,869            102,538             779,526           2,235,933     5.14%

--------
  * Indicates that the percentage of the outstanding shares beneficially owned is less than one percent (1%).
  (1) All numbers reflect the 3-for-1 stock split which was effective on February 25, 1998. Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting or investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted.
  (2) During 1996, the Corporation adopted the Westamerica Bancorporation Deferral Plan which allows recipients of restricted performance shares to defer income into succeeding years. Includes restricted performance shares vesting on March 31, 1998, whether or not deferred by the executive into the Westamerica Bancorporation Deferral Plan.
  (3) Includes directors' qualifying shares.
  (4) In calculating the percentage of ownership, all shares which the identified person or persons have the right to acquire by exercise of options are deemed to be outstanding for the purpose of computing the percentage of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.
  (5) Includes 10,350 shares held in a trust, as to which Mrs. Allen is trustee.
  (6) Includes 1,200 shares owned by Mr. Latno's wife, as to which Mr. Latno disclaims beneficial ownership.
  (7) Includes 528,837 shares owned by Gibson Radio and Publishing Company, of which Mr. Payne is President and Chief Executive Officer, as to which Mr. Payne disclaims beneficial ownership.
  (8) Held in a trust, as to which Mr. Ryan is co-trustee with sole voting and investment power.
  (9) Includes 5,805 shares held in a trust, as to which Mr. Entwisle is co-trustee with sole voting and investment power.
  (10)Held in a trust, as to which Mr. Tjian is co-trustee with sole voting and investment power.
  (11)Includes 4,050 shares owned by Mr. Fritz's wife, as to which Mr. Fritz disclaims beneficial ownership.


            Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors and executive officers and persons who own 10% or more of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Corporation. Such persons are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) reports they file.

     To the Corporation's knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with, except with respect to Jennifer J. Finger and Hans T. Y. Tjian.

     During 1997, Ms. Finger inadvertently failed to file a Form 3 report of initial ownership, which filing obligation arose upon her employment by the Corporation as Senior Vice President and Chief Financial Officer. The Form 3 was filed with the SEC in February 1998.

     During 1996 and 1997, Mr. Tjian made two gifts of Corporation common stock which he inadvertently failed to timely report. These transactions were reported on Forms 4 filed in April 1997 and March 1998, respectively. During 1997, Mr. Tjian inadvertently failed to timely report on a Form 4 the conversion of shares of ValliCorp common stock into Corporation common stock as a result of the merger of the two companies effective April 12, 1997. This transaction was reported on a Form 4 filed in October 1997.

                            EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the compensation of the Corporation's Chief Executive Officer and the four other most highly compensated executive officers for services in all capacities to the Corporation, WAB and other subsidiaries during 1997, 1996 and 1995. Share numbers have been adjusted for the 3-for-1 stock split effective February 25, 1998.


                          SUMMARY COMPENSATION TABLE

                                                                                                            All Other
                                                                                                            Compensa-
                                    Annual Compensation                    Long-Term Compensation           tion (5)
                      -----------------------------------------------   ----------------------------   ------------------
       Name and                                                           Restricted      Securities
      Principal                                                              Stock        Underlying
       Position        Year       Salary       Bonus(1)     Other(2)     Awards(3)(4)     Options(3)
--------------------- ------   ------------   ----------   ----------   --------------   -----------
David L. Payne,       1997      $ 272,016      $150,000     $ 1,200        $       0       96,000          $  32,743 (6)
President & CEO       1996        272,016       260,000           0                0       94,650             32,880 (6)
                      1995        272,016       232,800       3,291                0       73,800             42,785 (6)
Robert W. Entwisle,   1997      $ 134,280      $ 72,300     $13,096        $ 120,698       25,800          $  18,354
SVP                   1996        134,280        66,200      12,000          127,531       25,500             17,385
                      1995        134,280        70,000      12,280           90,713       15,900             16,755
Hans T. Y. Tjian,     1997      $ 130,008      $ 75,600     $12,000        $ 108,570       23,250          $  19,850
SVP                   1996        130,008        68,200      12,000          113,619       22,950             18,237
                      1995        130,008        66,800      12,690           81,488       14,400             18,090
Charles L. Fritz,     1997      $ 120,960      $ 66,700     $12,000        $ 108,570       23,250          $  20,522
EVP & CCO             1996        120,960        60,200      12,000          113,619       22,950             18,905
                      1995        120,960        59,800      12,000           81,488       14,400             18,635
E. Joseph Bowler      1997      $  98,160      $ 55,500     $12,000        $  60,060       12,600          $  18,754
SVP & Treasurer       1996         98,160        49,600      12,000           62,606       12,450             17,429
                      1995         98,160        48,500      12,280           56,888        8,700             16,692

--------
(1) Includes bonuses in the year in which they were earned.
(2) Includes monthly auto allowance for each individual and the amount of any taxable perquisites.
(3) The Corporation grants restricted performance shares and nonqualified stock options in the first quarter of each year based on corporate performance in the prior calendar year. As with all outstanding shares of common stock, dividends are paid on vested restricted performance shares. At December 31, 1997, these individuals held the following unvested restricted performance shares with the following fair market values, based on a price on such date of $34.08 per share: Entwisle (23,370 shares valued at $796,450); Tjian (20,940 shares valued at $713,635); Fritz (20,940 shares valued at $713,635); and Bowler (12,720 shares valued at $433,498). The following table sets forth the restricted performance share grants which were made on the following dates to the named individuals:

                                       Jan. 25, 1995                  Jan. 24, 1996                 Jan. 22, 1997
                                Market Price: $10.25/Share     Market Price: $15.46/Share     Market Price: $19.25/Share
                               ----------------------------   ----------------------------   ---------------------------
  David L. Payne .............                 0                              0                             0
  Robert W. Entwisle .........             8,850                          8,250                         6,270
  Hans T. Y. Tjian ...........             7,950                          7,350                         5,640
  Charles L. Fritz ...........             7,950                          7,350                         5,640
  E. Joseph Bowler ...........             5,550                          4,050                         3,120


   Mr. Payne's 1995, 1996 and 1997 restricted performance shares were canceled by the Employee Benefits and Compensation Committee on October 22, 1997, with Mr. Payne's consent, in exchange for Mr. Payne receiving the right to receive a nonqualified pension from the Corporation. See "Other Arrangements--Pension Agreement."
(4) Restricted performance share grants based on corporate performance in 1997 were made on January 21, 1998 (on which date the market price was $32.79 per share) to the named individuals as follows: Payne--0; Entwisle--3,990; Tjian--3,570; Fritz--3,570; and Bowler--2,040.
(5) Includes 1997 matching contributions made by the Corporation under the WABC Tax Deferred
                                              (Footnotes continued on next page)

                                       8

    Savings/Retirement   Plan  ("ESOP")  for  the  accounts  of  Messrs.  Payne,
    Entwisle, Tjian, Fritz and Bowler of: Payne--0; Entwisle--$9,500; Tjian--$9,410; Fritz--$9,500; and Bowler--$9,500; and
    1997 contributions made by the Corporation under the WABC Profit Sharing/Retirement Plan for the accounts of Messrs. Payne, Entwisle, Tjian, Fritz and Bowler of: Payne--$7,200; Entwisle--$7,200; Tjian--$7,200; Fritz--$7,200; and Bowler--$7,200; and
    1997 insurance premiums paid by the Corporation for the accounts of Messrs. Payne, Entwisle, Tjian, Fritz and Bowler in the amounts of: Payne--$1,008; Entwisle--$1,654; Tjian--$3,240; Fritz--$3,822; and Bowler--$2,054.
(6) Includes the dollar value of the benefit to Mr. Payne of the remainder of the premium payable by the Corporation with respect to a split dollar life insurance policy for Mr. Payne (projected on an actuarial basis) in the
    amounts  of  $24,236,   $23,140  and  $21,987  for  1995,   1996  and  1997,
    respectively; and bonuses paid to Mr. Payne which he used to pay his portion of split dollar life insurance premiums in the amounts of $2,166, $2,357 and $2,548 in 1995, 1996 and 1997, respectively.

     The following table describes stock options that were granted pursuant to the Westamerica Bancorporation 1995 Stock Option Plan (the "1995 Stock Option Plan") to the Corporation's Chief Executive Officer and the four other most highly compensated executive officers in the fiscal year ended December 31, 1997. All of these grants were made on January 22, 1997, based on achievement of 1996 corporate performance objectives, and have been adjusted for the 3-for-1 stock split effective February 25, 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                  Number             Percent
                              of Securities         of Total
                                Underlying       Options Granted                                   Grant
                                 Options        to All Employees     Exercise     Expiration       Date
            Name               Granted (1)       in Fiscal Year        Price         Date        Value (2)
---------------------------- ---------------   ------------------   ----------   ------------   ----------
David L. Payne .............     96,000                18%           $  19.25    01/22/2007     $445,344
Robert W. Entwisle .........     25,800                 5               19.25    01/22/2007      119,686
Hans T. Y. Tjian ...........     23,250                 4               19.25    01/22/2007      107,857
Charles L. Fritz ...........     23,250                 4               19.25    01/22/2007      107,857
E. Joseph Bowler ...........     12,600                 2               19.25    01/22/2007       58,451

--------
(1) All options are nonqualified stock options which vest over a three-year period: 1/3 one year after grant date, additional 1/3 two years after grant date, and fully three years from grant date. All options have an exercise price equal to the market value on the date of grant. The terms of all of the Corporation's stock option plans provide that options may become exercisable in full in the event of a change of control as defined in each stock option plan.
(2) A Roll-Geske option pricing model using standard assumptions, including 20.81% annual dividend growth, a risk-free rate equal to the six-year U.S. Treasury yield of 6.35%, volatility of 21.43% and a six-year maturity was used to derive the per share option value of $4.639.

     The following table sets forth the stock options exercised in 1997 and the December 31, 1997 unexercised value of both vested and unvested stock options for the Corporation's Chief Executive Officer and the four other most highly compensated executive officers. Share numbers have been adjusted for the 3-for-1 stock split effective February 25, 1998.


              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                        DECEMBER 31, 1997 OPTION VALUES


                                                               Number of Securities
                                                              Underlying Unexercised             Value of Unexercised
                                                                    Options at                   In-The-Money Options
                                                                 December 31, 1997             at December 31, 1997(1)
                                 Shares                   -------------------------------   ------------------------------
                                Acquired        Value
            Name              on Exercise     Realized     Exercisable     Unexercisable     Exercisable     Unexercisable
---------------------------- -------------   ----------   -------------   ---------------   -------------   --------------
David L. Payne .............    31,200        $750,900       228,348          183,702        $5,536,077       $3,185,575
Robert W. Entwisle .........     2,400          56,152        80,448           48,102         2,044,838          825,684
Hans T. Y. Tjian ...........       --              --         84,600           43,350         2,185,704          744,238
Charles L. Fritz ...........       --              --         61,200           43,350         1,528,554          744,238
E. Joseph Bowler ...........       --              --         41,598           23,802         1,051,736          410,647

--------
(1) Fair market value of the Corporation's common stock was $34.08 per share on December 31, 1997, adjusted for the 3-for-1 stock split effective on February 25, 1998.


                              OTHER ARRANGEMENTS

Certain Employment Contracts

     WAB entered into employment agreements with Mr. Entwisle and Mr. Bowler, each dated January 7, 1987. The agreements of these individuals are essentially identical except for salary. Mr. Entwisle's annual base salary is $134,280 and Mr. Bowler's is $98,160. The agreements are "evergreen" in the sense that the term of the agreement is automatically extended for one additional month upon completion of each additional month of employment unless WAB gives Mr. Entwisle or Mr. Bowler one year's notice of intent to terminate.

     WAB may terminate each of these executive's employment without cause and each of these executives may terminate his employment for "good reason," as defined in the agreements. Under such circumstances, however, Messrs. Entwisle and Bowler each would be entitled to severance pay equal to the sum of: (i) one times his base salary; (ii) his maximum bonus(es) had he remained employed one additional year past the date of termination; and (iii) an amount equal to his automobile allowance for the one year preceding the date of termination.

     The agreements with Messrs. Entwisle and Bowler also provide for the payment to each executive of liquidated damages upon termination of employment by WAB without cause or termination by the executive for "good reason." Under the terms of the agreements, the amount of liquidated damages is reduced by any severance pay received by the executive and the executive is under a duty to mitigate his damages.

     Hans T. Y. Tjian accepted a position with WAB as Senior Vice President and Manager of Operations and Systems Administration under the terms set forth in a letter agreement dated April 14, 1989. Under the terms of this agreement, Mr. Tjian is entitled to: (i) receive an annual salary of $130,008; (ii) receive a car allowance of $1,000 per month; (iii) participate in WAB's executive bonus plan; (iv) participate in the Corporation's Stock Option Plan; and (v) vacation leave. In addition, Mr. Tjian is entitled to receive severance pay equal to his annual base salary for one year if his position is eliminated as a result of a change of control.

Pension Agreement

     During 1997, the Corporation entered into a nonqualified pension agreement with Mr. Payne in consideration of Mr. Payne's agreement that restricted performance shares granted in 1995, 1996 and 1997 would be canceled. The pension is calculated as a percentage of Mr. Payne's three-year average compensation (salary and bonus) preceding the earlier of retirement or age 55. The percentage will be determined by the Employee Benefits and Compensation Committee in each of 1998, 1999 and 2000 based on the Corporation's achievement of certain performance goals as follows:

   * If the Committee determines in 1998 that the Corporation has achieved the performance goals established for Mr. Payne's 1995 restricted performance shares that were canceled, the annual pension will be no less than $190,572 (in early 1998 the Committee did determine that the goals were met);

   * If the Committee determines in 1999 that the Corporation has achieved the performance goals established for Mr. Payne's 1996 restricted performance shares that were canceled, the annual pension will be increased by no less than $163,503; and

   * If the Committee determines in 2000 that the Corporation has achieved the performance goals established for Mr. Payne's 1997 restricted performance shares that were canceled, the annual pension will be increased by no less than $157,870.

     Mr. Payne's pension will vest ratably based on his continuous employment through December 31, 2002, with accelerated vesting in the event of death, disability, termination without cause or termination as a result of a Change of Control (as defined in the 1995 Stock Option Plan). Mr. Payne will forfeit any unvested portion of his pension upon termination of employment. The vested portion of the pension will be paid to Mr. Payne as a 20-year certain pension commencing at age 55. The minimum amounts set forth in the section above for 1999 and 2000 are indeterminate at this time, but the actual amounts could be higher than the minimums set forth.

     As part of the pension agreement, if Mr. Payne becomes subject to an excise tax as a result of the accelerated vesting of the pension in connection with a Change of Control, Mr. Payne will also receive a cash payment equal to the sum of (i) the portion of any excise tax due attributable to the vested pension in excess of the portion of any excise tax that would be due if Mr. Payne's restricted performance shares had not been canceled, and (ii) the amount necessary to restore Mr. Payne to the same after-tax position as if no such excise tax had been imposed.

                      BOARD COMPENSATION COMMITTEE REPORT

     The Board, operating through its Employee Benefits and Compensation Committee, has established an executive compensation program and determines annual compensation for executives based on performance. This executive compensation program and annual evaluation process establishes a competitive base salary for each executive and offers incentive compensation which can provide additional compensation if established performance measures are achieved. This additional compensation can be in the form of short-term annual cash bonuses, long-term stock options and long-term restricted performance shares.

     As described in the Summary Compensation Table above, each named executive officer receives a monthly base salary, and is eligible to receive an annual cash bonus, an annual grant of stock options and an annual grant of restricted performance shares. Corporate performance measures are established each year based on the Corporation's objectives. The extent to which these objectives are achieved determines if the annual option grants and restricted performance share grants will be made and the amount of such grants. Achievement of these annual performance measures also determines between 55% and 80% of the annual cash bonus to be paid to each named executive, with the remaining 20% to 45% determined by individual and division performance.

     Corporate performance measures for 1997, which determined January 1998 cash bonuses, option grants and restricted performance share grants, were to:

     * reach target levels of return on equity, return on assets and earnings per share;

     * complete the acquisition of ValliCorp and Valliwide Bank, and assimilate their employees and operations into WAB;

     * maintain credit quality measures at established levels;

     * hold   noninterest   expenses  below  a  specified   level  and  maintain
       satisfactory audit results; and

     * improve assets per employee and revenues per employee to specified levels.

     Corporate performance measures for 1996, which determined January 1997 cash bonuses, option grants and restricted performance share grants, were to:

     * reach target levels of return on equity, return on assets and earnings per share;

     * finish construction of a new facility in Fairfield, California and relocate the administrative and operations departments to that new facility;

     * maintain credit quality measures at established levels;

     * hold   noninterest   expenses  below  a  specified   level  and  maintain
       satisfactory audit results; and

     * improve assets per employee and revenues per employee to specified levels.

     Additional corporate performance objectives for a three-year period are established by the Employee Benefits and Compensation Committee to accompany each grant of restricted performance shares. Whether each grant vests three years following the date of grant is determined by achievement of these preestablished, three-year performance objectives.

     The Chief Executive Officer's base salary in 1997 of $272,016 was established at a level judged to be competitive with comparable positions at other financial institutions. The Chief Executive Officer's $150,000 cash bonus earned in 1997 (included in the Summary Compensation Table listed above) and paid in January of 1998, was related 80% to the achievement of the 1997 corporate goals listed above and 20% to achievement of individual management goals. The Chief Executive Officer's receipt, pursuant to the 1995 Stock Option Plan, of 192,090 nonqualified stock options in January 1998 was related to achievement of the 1997 corporate performance measures listed above. Individual management goals achieved in 1997 included satisfactory results from regulatory examinations, satisfactory internal controls and satisfactory progress on acquisitions. Compared to the 1997 corporate objectives listed above, the
Corporation:

     * met its targeted profitability objectives;

     * successfully completed the acquisition of ValliCorp and Valliwide Bank, and successfully assimilated their employees and operations;

     * improved credit quality measures to better than established levels;

     * outperformed noninterest expense and control goals; and

     * improved efficiency measures to better than targeted levels.

     The Chief Executive Officer's receipt, pursuant to the 1995 Stock Option Plan, of 96,000 nonqualified stock options and 21,000 restricted performance shares in January 1997 was related to achievement of the 1996 corporate performance measures listed above. Compared to the 1996 corporate objectives listed above, the Corporation:

     * exceeded its targeted profitability objectives;

     * successfully completed the construction of a new facility in Fairfield, California and relocated the administrative and operations departments to that new facility;

     * improved credit quality measures to better than established levels;

     * outperformed noninterest expense and control goals; and

     * improved efficiency measures to better than targeted levels.

     The Corporation and Mr. Payne agreed to the grant of a nonqualified pension in exchange for the cancellation of Mr. Payne's 1995, 1996 and 1997 restricted performance shares because the pension, with the longer vesting schedule, provides the Corporation with a better retention device and Mr. Payne will receive a level stream of income for 20 years.

     Other

     In 1993, the Internal Revenue Code ("IRC") was amended to add section 162(m). Section 162(m) places a limit of $1,000,000 on the amount of compensation that may be deducted by the Corporation in any year with respect to certain of the Corporation's highest paid executives. The Corporation intends generally to qualify compensation paid to executive officers for deductibility under the IRC, including section 162(m), but reserves the right to pay compensation that is not deductible under section 162(m).

     The Employee Benefits and Compensation Committee believes that the foregoing compensation programs and policies provide competitive levels of compensation, encourage long-term performance and promote management retention while further aligning shareholders' and management's interests in the performance of the Corporation and the Corporation's common stock.

     Members of the Employee Benefits and Compensation Committee as of January 21, 1998 are: Patrick D. Lynch, Chairman, Etta Allen, Don Emerson, Arthur C. Latno, Jr., Catherine Cope MacMillan and Ronald A. Nelson.

                          STOCK PERFORMANCE CHART (1)


[the following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]


                                            Period Ending
                     -----------------------------------------------------------
Index                12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97
--------------------------------------------------------------------------------
Westamerica
Bancorporation        100.00    117.79    131.38    195.08    265.41     477.24
S&P 500               100.00    110.08    111.53    153.44    188.52     251.44
Western Bank Monitor  100.00    120.33    124.32    177.53    220.20     403.99


--------
(1) Assumes $100 invested on December 31, 1992 in the Corporation's Common Stock, the S&P 500 composite stock index and SNL Securities' Western Bank Monitor index, with reinvestment of dividends.
(2) Source: SNL Securities.


                              APPROVAL OF AUDITORS

     The Board has selected KPMG Peat Marwick LLP as independent auditor for the Corporation for the 1998 fiscal year, subject to the approval of the shareholders. KPMG Peat Marwick LLP has informed the Corporation that it has had no connection during the past three years with the Corporation or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     Representatives of KPMG Peat Marwick LLP will be present at the Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                                 OTHER MATTERS

     Management of the Corporation does not know of any matters to be presented at the Meeting other than those specifically referred to herein. If any other matters should properly come before the Meeting or any postponement or adjournment thereof, the persons named in the enclosed proxy intend to vote thereon in accordance with their best business judgment.

     For a matter to be properly  brought  before the Meeting by a  shareholder, section 2.02 of the Corporation's Bylaws ("Section 2.02") provides that the shareholder must deliver or mail a written notice to the Secretary (or Assistant Secretary) of the Corporation not less than 14 days nor more than 50 days prior to the Meeting. Section 2.02 also provides that the notice must set forth as to each matter that the shareholder proposes to bring before the Meeting a brief description of the business desired to be brought before the Meeting and the reasons for conducting such business at the Meeting, the name and residence address of the shareholder proposing such business, the number of shares that are owned by the shareholder and any material interest of the shareholder in such business.

     The cost of the solicitation of proxies in the accompanying form, including, but not limited to, the cost of a proxy solicitation firm, will be borne by the Corporation. The Corporation has retained the services of Corporate Investor Communications, Inc. to assist in the solicitation of proxies at a cost not to exceed $4,000 plus reasonable out-of-pocket expenses. The Corporation will reimburse banks, brokers and others holding stock in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such stock.



                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Kris Irvine

                                        Kris Irvine
                                        Assistant Corporate Secretary



Dated: March 19, 1998

                                                                      APPENDIX A

--------------------------------------------------------------------------------

PROXY                        WESTAMERICA BANCORPORATION                    PROXY

                               VOTING INSTRUCTIONS
         TO THE TRUSTEE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           WESTAMERICA BANCORPORATION

            For the Annual Meeting of Shareholders on April 21, 1998


     The undersigned holder hereby authorizes and instructs the Trustee of the Westamerica Bancorporation Tax Deferred Savings/Retirement Plan to represent and vote, as designated below, all shares of Common Stock of Westamerica
Bancorporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at the Showcase Theatre, Marin Center, San Rafael, California at 2:00 p.m. on Tuesday, April 21, 1998 and any postponement or adjournment thereof.

     These voting instructions to the Trustee, when properly executed, will be voted as directed herein by the undersigned shareholder. If no instructions are received, the Trustee will vote all of the shares for which you are entitled to provide instruction in the same proportion as shares for which instructions are received. The Trustee may vote according to its discretion on any other matter which may properly come before the meeting.

      Please Mark, Sign, Date and Mail These Voting Instructions Promptly,
                          Using the Enclosed Envelope.



                (Continued, and to be signed on the other side)
--------------------------------------------------------------------------------

                           -- FOLD AND DETACH HERE --

                               [WESTAMERICA LOGO]


                                                                  March 19, 1998
Dear Participant:


     As a participant in the Westamerica Bancorporation Tax Deferred Savings/Retirement Plan (the "Plan"), you have an interest in the Annual Meeting of Shareholders of Westamerica Bancorporation which will be held on Tuesday, April 21, 1998 (the "Meeting"). You may direct the Trustee of the Plan how to vote all full and fractional shares of Westamerica Bancorporation stock standing to the credit of your individual account(s) (from the Supplemental Retirement Plan Account, Employer Matching Contributions and Employee Contributions) as of February 27, 1998.

     For your information, we have enclosed a copy of the Proxy Statement and the Annual Report supplied to shareholders of Westamerica Bancorporation. The enclosed Proxy Statement describes two proposals to be voted on by the shareholders of Westamerica Bancorporation at the Meeting. The Board of Directors of Westamerica Bancorporation recommends a vote FOR PROPOSALS 1 AND
2. Please instruct the Trustee how to vote on these proposals by indicating your selection on the above Proxy.

     If the Trustee does not receive written instructions from you before the close of business on April 14, 1998, it will vote all of the shares for which you are entitled to provide instruction in the same proportion as shares for which instructions are received. Under the terms of the Plan, with respect to fractional shares in plan accounts (from the Supplemental Retirement Plan
Account, Employer Matching Contributions and Employee Contributions), the Trustee may pool the results of instructions received from all participants to whom fractional shares have been allocated and vote such shares accordingly.

     The Trustee may also use its discretion in voting on any other business which may properly be brought before the Meeting (or any postponement or adjournment thereof) that was not specified in the Notice of Annual Meeting of Shareholders. Please instruct the Trustee how to vote your shares. A return envelope is enclosed for your convenience.

                                     Sincerely yours,


                                     /s/ Kris Irvine


                                     Kris Irvine
                                     Assistant Corporate Secretary


----------------------------------------------------------------------------------------------------------------------------
        The Board of Directors recommends a vote FOR Proposals 1 and 2.                                   Please mark
                                                                                                         your votes as   [X]
                                                                                                          indicated in
                                                                                                          this example
                                            WITHHOLD   WITHHOLD
                                              FOR        FOR                                        FOR   AGAINST   ABSTAIN
                                      FOR     ALL    INDIVIDUAL(S)     2. Approval of Auditors      [  ]    [  ]      [  ]
1. Election of Directors--Nominees    [  ]    [  ]       [  ]

01 E. Allen         08 P. Mon Pere
02 L. Bartolini     09 R. Nelson                                       I PLAN TO ATTEND MEETING
03 D. Emerson       10 C. Otto                                         If you check this box to the right
04 L. Herwaldt      11 D. Payne                                       an admission card will be sent to you.          [  ]
05 A. Latno, Jr.    12 M. Ryan, Jr.
06 P. Lynch         13 E. Sylvester
07 C. MacMillan

------------------------------------
Except Nominee(s) written above


                         ----------------------------------------------------------------------------
                         *** IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW ***
                         ----------------------------------------------------------------------------

                                                                                                    DATE: ________/_____/1998

                                                                                  ___________________________________________
                                                                                  Signature

                                                                                  ___________________________________________
                                                                                  Signature, if Jointly Held

                                                                                  Please sign exactly as name appears hereon.
                                                                                  If acting as attorney, executor, trustee or
                                                                                  in other representative capacity, please sign
                                                                                  name and title.
                                                                                  Receipt is hereby acknowledged of the Proxy
                                                                                  Statement for the Meeting.
----------------------------------------------------------------------------------------------------------------------------

                                                  -- FOLD AND DETACH HERE --

                                                      VOTE BY TELEPHONE

                                                QUICK *** EASY *** IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

OPITON #1: To vote as the Board of Directors recommends on ALL proposals: Press 1.

                                     When asked, please confirm your vote by Pressing 1.

OPTION #2. If you choose to vote on each proposal separately, press 0. You will hear these instructions:

     Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.
                 To WITHHOLD FOR INDIVIDUAL nominee(s), press 0 and listen to the instructions.
     Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                                     When asked, please confirm your vote by Pressing 1.

                                PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF VOTED BY PHONE.

o You will then be asked if you plan to attend the Meeting. If you plan to attend, press 1; you will be sent an admission card.
  If you do not plan to attend, press 0.

  Call ** Toll Free ** On a Touch Tone Telephone
             1-800-840-1208 - ANYTIME
     There is NO CHARGE to you for this call.

                                                                      APPENDIX B

--------------------------------------------------------------------------------

PROXY                       WESTAMERICA BANCORPORATION                     PROXY
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           WESTAMERICA BANCORPORATION

           For the Annual Meeting of Shareholders on April 21, 1998


     The undersigned holder hereby authorizes A. Latno, Jr., R. Nelson and E. Sylvester, each with full power of substitution, to represent and vote, as designated on the reverse side, all shares of Common Stock of Westamerica Bancorporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at the Showcase Theatre, Marin Center, San Rafael, California at 2:00 p.m. on Tuesday, April 21, 1998, upon the matters set forth on the reverse side of this Proxy and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

     This Proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. If no direction is indicated, this Proxy will be voted FOR all nominees and FOR Proposal 2.

Please  Mark,  Sign,  Date  and  Mail  This  Proxy  Promptly, Using the Enclosed
                                   Envelope.


-----------------------------
  COMMENTS/ADDRESS CHANGE

                (Continued, and to be signed on the other side)

--------------------------------------------------------------------------------


                           - FOLD AND DETACH HERE --

                      MEETING TICKET REQUEST INSTRUCTIONS


                           Westamerica Bancorporation
                         Annual Meeting of Shareholders


                       2:00 P.M., Tuesday, April 21, 1998


                       The Showcase Theatre, Marin Center
                             San Rafael, California

You can avoid registration lines by obtaining tickets in advance. If you plan to attend the Meeting, please mark the "I Plan to Attend Meeting" box on your Proxy and return it in the enclosed pre-addressed return envelope to Westamerica Bancorporation, c/o ChaseMellon Shareholder Services, Proxy Processing, Church St. Station, P.O. Box 1520, New York, NY 10277-1520. You will be mailed a ticket entitling admission for two people.


--------------------------------------------------------------------------------

Because of seating limitations, your ticket is valid for admission of up to two people. If you desire additional tickets, please call Westamerica Bancorporation at (707) 863-6809.


                    Do not return this card with your Proxy


----------------------------------------------------------------------------------------------------------------------------
        The Board of Directors recommends a vote FOR Proposals 1 and 2.                                   Please mark
                                                                                                         your votes as   [X]
                                                                                                          indicated in
                                                                                                          this example
                                            WITHHOLD   WITHHOLD
                                              FOR        FOR                                        FOR   AGAINST   ABSTAIN
                                      FOR     ALL    INDIVIDUAL(S)     2. Approval of Auditors      [  ]    [  ]      [  ]
1. Election of Directors--Nominees    [  ]    [  ]       [  ]

01 E. Allen         08 P. Mon Pere
02 L. Bartolini     09 R. Nelson                                       I PLAN TO ATTEND MEETING
03 D. Emerson       10 C. Otto                                         If you check this box to the right
04 L. Herwaldt      11 D. Payne                                       an admission card will be sent to you.          [  ]
05 A. Latno, Jr.    12 M. Ryan, Jr.
06 P. Lynch         13 E. Sylvester
07 C. MacMillan

------------------------------------
Except Nominee(s) written above


                         ----------------------------------------------------------------------------
                         *** IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW ***
                         ----------------------------------------------------------------------------

                                                                                                    DATE: ________/_____/1998

                                                                                  ___________________________________________
                                                                                  Signature

                                                                                  ___________________________________________
                                                                                  Signature, if Jointly Held

                                                                                  Please sign exactly as name appears hereon.
                                                                                  If acting as attorney, executor, trustee or
                                                                                  in other representative capacity, please sign
                                                                                  name and title.
                                                                                  Receipt is hereby acknowledged of the Proxy
                                                                                  Statement for the Meeting.
----------------------------------------------------------------------------------------------------------------------------

                                                  -- FOLD AND DETACH HERE --

                                                      VOTE BY TELEPHONE

                                                QUICK *** EASY *** IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

OPITON #1: To vote as the Board of Directors recommends on ALL proposals: Press 1.

                                     When asked, please confirm your vote by Pressing 1.

OPTION #2. If you choose to vote on each proposal separately, press 0. You will hear these instructions:

     Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.
                 To WITHHOLD FOR INDIVIDUAL nominee(s), press 0 and listen to the instructions.
     Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                                     When asked, please confirm your vote by Pressing 1.

                                PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF VOTED BY PHONE.

o You will then be asked if you plan to attend the Meeting. If you plan to attend, press 1; you will be sent an admission card.
  If you do not plan to attend, press 0.

  Call ** Toll Free ** On a Touch Tone Telephone
             1-800-840-1208 - ANYTIME
     There is NO CHARGE to you for this call.

M         WESTAMERICA BANCORPORATION
E         Attn: Corporate Secretary, A-2M
E         P.O. Box 1200
T         Suisun City, CA 94585-1200
I
N
G

T
I
C
K
E
T

|S|      This  is your ticket for the  Westamerica Bancorporation Annual Meeting
|H|      of Shareholders,  2:00  P.M., Tuesday,  April 21, 1998, at the Showcase
|A|      Theatre, Marin Center, San Rafael, California. With your ticket you can
|R|      bypass the registration process and go directly into the meeting.
|E|
|H|      Only shareholders of record as of February 27,  1998, or their proxies,
|O|      may address the meeting.
|L|
|D|      Thank  you for  your interest  in Westamerica  Bancorporation.  We look
|E|      forward to seeing you on April 21st.
|R|
|/|
|G|                                ADMITS TWO
|U|
|E|      Please indicate number attending ______________
|S|
|T|